UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 9, 2025
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Directors

Effective August 9, 2025, the Board of Directors (the “Board”) of Boxlight Corporation (the “Company”) elected Carine Clark and Peter Fittin to serve as directors of the Company, with an initial term expiring at the Company’s 2026 annual meeting of shareholders, or until their respective successors have been duly elected and qualified. The Board has determined that each of Ms. Clark and Mr. Fittin qualifies as an independent director under the Nasdaq listing standards. The Board expects to appoint Ms. Clark and Mr. Fittin to one or more Board committees at a later date.

In addition, on August 14, 2025, the Board elected James Mark Elliott, a former non-executive director of the Company, to serve as a non-executive director of the Company, effective immediately, with an initial term expiring at the Company’s 2026 annual meeting of shareholders, or until his successor has been duly elected and qualified. As previously reported, Mr. Elliott resigned from the Board on June 16, 2025, in an effort to help the Company begin to address its non-compliance with Nasdaq’s majority-independent board requirement.

There are no family relationships between Ms. Clark, Mr. Fittin, or Mr. Elliott, and any other director or executive officer of the Company. There are no transactions to which the Company was or is a participant and in which Ms. Clark or Mr. Fittin has a direct or indirect material interest required to be disclosed under Item 404(a) of Regulation S-K. Transactions with Mr. Elliot required to be disclosed under Item 404(a) of Regulation S-K were disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 17, 2025 (the “2025 Proxy Statement”).

Ms. Clark, Mr. Fittin, and Mr. Elliott will also participate in the compensation arrangements established by the Company for non-employee directors of the Company, as described in the 2025 Proxy Statement.

There are no arrangements or understandings between Ms. Clark, Mr. Fittin, or Mr. Elliott, and any other person pursuant to which Ms. Clark, Mr. Fittin, or Mr. Elliott was elected as a director.

Item 3.01     Notice of Delisting or Failure to Satisfy Continued Listing Rule or Requirement; Transfer of Listing.

As previously reported in the Company’s Current Report on Form 8-K filed on June 4, 2025, R. Wayne Jackson resigned as a director of the Company on May 23, 2025. Mr. Jackson’s resignation resulted in the Company not being in compliance with Nasdaq Rule 5605(b)(1), which requires that a majority of the Board must be comprised of independent directors as defined in Nasdaq listing standards. Pursuant to Nasdaq Rule 5605(b)(1)(A), the Company has 180 days from the date of Mr. Jackson’s resignation, or until November 19, 2025, to cure this noncompliance.

In addition, as previously reported in the Company’s Current Report on Form 8-K filed on June 12, 2025, Charles P. Amos resigned as a director of the Company on June 6, 2025. Due to Mr. Amos’ resignation, regaining compliance with Nasdaq’s majority-independent board requirement required additional action beyond replacing Mr. Jackson with a suitable successor. Accordingly, as previously reported in the Company’s Current Report on Form 8-K filed on June 23, 2025, James Mark Elliott resigned as a non-executive director of the Board on June 16, 2025, in an effort to help the Company begin to address its non-compliance with Nasdaq Rule 5605(b)(1).

As disclosed in Item 5.02 herein, the Board has appointed Ms. Clark and Mr. Fittin to serve as directors on the Board, effective August 9, 2025, and determined that each of Ms. Clark and Mr. Fittin qualifies as an independent director under the Nasdaq listing standards. As a result, the Company believes it has now regained compliance with Nasdaq’s majority-independent board requirement.

However, as previously reported, the Company is also not in compliance with Nasdaq Rule 5605(c)(2)(A), which requires, among other things, that audit committees have at least three members and that at least one member have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. Pursuant to Nasdaq Rule 5605(c)(4)(B), the Company has until November 19, 2025 to cure noncompliance with Nasdaq Rule 5605(c)(2)(A). There can be no assurance that the Company will be able to obtain compliance with Nasdaq Rule 5605(c)(2)(A) within the prescribed timeframe.

In addition, as previously reported, the Company did not satisfy the continued listing requirements under Nasdaq Listing Rule 5550(b) for the Nasdaq Capital Market. Rule 5550(b) requires that a listed company must satisfy one of the following three standards: (1) stockholders’ equity of at least $2.5 million; (2) market value of listed securities of at least

$35 million; or (3) net income from continuing operations of $0.5 million in the most recently completed fiscal year or in two of the three most recently completed fiscal years. In its Annual Report on Form 10-K for the year ended December 31, 2024, the Company reported (i) stockholders’ equity (deficit) of ($12.9) million at December 31, 2024, and (ii) net losses of $28.3 million and $39.2 million for the years ended December 31, 2024, and 2023, respectively. In addition, based on the consolidated closing bid price of the Company’s Class A Common Stock on the Nasdaq Capital Market on April 4, 2025 of $1.27, the market value of the Company’s listed securities was $2.8 million as of such date. The Company submitted a compliance plan to Nasdaq within 45 days of the date of the notification with available options to resolve the deficiency and regain compliance. The Company’s compliance plan was accepted on June 20, 2025, and the Company was granted until October 6, 2025 to evidence compliance. There can be no assurance that the Company will be able to obtain compliance with Rule 5550(b) within the prescribed timeframe. If the Company’s Class A Common Stock is delisted from the Nasdaq Capital Market, it could have a material adverse effect on the market price and liquidity of the Class A Common Stock and could materially impair the Company’s ability to raise equity capital.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to the Company’s ability to regain compliance with Nasdaq Listing Rule 5550(b) and Nasdaq Rule 5605(c)(2)(A), and whether the Company will be successful in maintaining the listing of its Class A Common Stock on Nasdaq, as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	August 14, 2025
By: /s/ Dale Strang
Name: Dale Strang
Title: Chief Executive Officer